Exhibit 21
Dell Inc. Subsidiary List

Europe, Middle East and Africa	Jursdiction
Dell Gesm.b.H.	Austria
Dell FZ-LLC — Bahrain Branch	Bahrain
Dell N.V.	Belgium
Dell Emerging Markets (EMEA) Limited Trade Representative Office (Bulgaria)	Bulgaria
Dell Emerging Markets (EMEA) Limited — Representative Office (Republic of Croatia)	Croatia
Dell Computer spol. sro	Czech Republic
Dell A/S	Denmark
Dell Emerging Markets (EMEA) Limited — Egypt Representative Office	Egypt
Oy Dell A.B.	Finland
26éme Avenue SAS	France
ASAP Software SAS	France
Dell International Holdings SAS	France
Dell S.A.	France
SCI New-Tech	France
SCI Siman	France
Dell GmbH	Germany
Dell Halle GmbH	Germany
EqualLogic Deutschland GmbH	Germany
Dell Distribution (EMEA) Limited External Company (Ghana)	Ghana
Dell Technology Products and Services S.A	Greece
Dell DFS Holdings Kft.	Hungary
Dell Emerging Markets (EMEA) Limited Magyarorszagi Kereskedelmi Kepviselet — Rep. Office	Hungary
Dell Hungary Technology Solutions Trade LLC	Hungary
Dell International Holdings Kft.	Hungary
Alienware Limited	Ireland
Dell Computer Limited	Ireland
Dell Direct	Ireland
Dell Financial Services International Limited	Ireland
Dell International Holdings VI (Ireland)	Ireland
Dell International Holdings XI	Ireland
Dell Products	Ireland
Dell Products Manufacturing	Ireland
Dell Research	Ireland
Dell Technology & Solutions Israel Ltd.	Israel
Dell S.p.A.	Italy
Dell Services S.r.l.	Italy
Dell Emerging Markets (EMEA) Limited — Representative Office (Jordan)	Jordan
Dell Emerging Markets (EMEA) Limited (Kazakhstan Representative Office)	Kazakhstan
Dell Emerging Markets (EMEA) Limited Representative Office — Lebanon	Lebanon
Dell SA	Luxembourg
Dell Distribution Maroc (Succ)	Morocco

Europe, Middle East and Africa	Jursdiction
Dell SAS	Morocco
Dell Asia B.V.	Netherlands
Dell B.V.	Netherlands
Dell Global B.V.	Netherlands
Dell Global Holdings I BV	Netherlands
Dell Global Holdings II BV	Netherlands
Dell Global Holdings III BV	Netherlands
Dell Global International B.V.	Netherlands
Dell International Holdings IX B.V.	Netherlands
Dell International Holdings VIII B.V.	Netherlands
Dell International Holdings X B.V.	Netherlands
Dell International Holdings XII Coöperatoef U.A.	Netherlands
Dell Products (Europe) B.V.	Netherlands
Dell Taiwan B.V.	Netherlands
DIH IV C.V.	Netherlands
DIH V C.V.	Netherlands
EqualLogic B.V.	Netherlands
Dell Technology & Solutions (Nigeria) Limited	Nigeria
Dell Corporation Limited — Northern Ireland Place of Business	Northern Ireland
Dell A.S.	Norway
Dell Products (Poland) Sp. z o.o	Poland
Dell Sp.z.o.o.	Poland
Dell Computer Holding I, SGPS, Unipessoal Lda	Portugal
Dell Computer Holding II, SGPS, Unipessoal Lda	Portugal
Dell Computer International (II) — Comercio de Computadores Sociedade Unipessoal Lda	Portugal
Dell III — Comercio de Computadores, Unipessoal LDA	Portugal
Dell Emerging Markets (EMEA) Limited — Representative Office	Romania
Dell Emerging Market (EMEA) Ltd (Russia Representative Office)	Russia
Dell L.L.C.	Russia
Branch of Dell (Free Zone Company L.L.C.)	Saudi Arabia
Branch of Dell (Free Zone Company LLC)	Saudi Arabia
Dell s.r.o.	Slovakia
Dell Computer (Proprietary) Ltd	South Africa
Dell Computer S.A.	Spain
Dell A.B.	Sweden
Dell International Holdings Kft. — Zurich Branch	Switzerland
Dell S.A.	Switzerland
Dell Emerging Markets (EMEA) Limited — Turkey (Istanbul) Liaison Office	Turkey
Dell Teknoloji Limited Şirketi	Turkey
Dell FZ — LLC	U.A.E.
Dell Emerging Markets (EMEA) Limited (Uganda Representative Office)	Uganda
EqualLogic UK Limited	UK
Dell Emerging Markets (EMEA) Limited — Representative Office Ukraine	Ukraine
LLC Dell Ukraine	Ukraine
Bracknell Boulevard Management Company Limited	United Kingdom

Europe, Middle East and Africa	Jursdiction
Dell Computer EEIG	United Kingdom
Dell Corporation Limited	United Kingdom
Dell Emerging Markets (EMEA) Limited	United Kingdom
Dell Solutions (UK) Limited	United Kingdom
MessageOne Europe Limited	United Kingdom
The Networked Storage Company Limited	United Kingdom

Asia-Pacific/Japan
Alienware Corporation (Pacific Rim), Pty Ltd.	Australia
Dell Australia Pty. Limited	Australia
Dell (China) Co., Ltd., Guangzhou Liaison Office	China
Dell (China) Company Limited	China
Dell (China) Company Limited, Beijing Branch	China
Dell (China) Company Limited, Beijing Liaison Office	China
Dell (China) Company Limited, Chengdu Branch	China
Dell (China) Company Limited, Chengdu Liaison Office	China
Dell (China) Company Limited, Dalian Branch	China
Dell (China) Company Limited, Guangzhou Branch	China
Dell (China) Company Limited, Hangzhou Liaison Office	China
Dell (China) Company Limited, Nanjing Liaison Office	China
Dell (China) Company Limited, Shanghai Branch	China
Dell (China) Company Limited, Shanghai Liaison Office	China
Dell (China) Company Limited, Shenzhen Liaison Office	China
Dell (China) Company Limited, Xiamen Branch	China
Dell (Xiamen) Company Limited	China
Dell (Xiamen) Company Limited, Dalian Branch	China
Dell Procurement (Xiamen) Company Limited	China
Dell Procurement (Xiamen) Company Limited, Shanghai Branch	China
Dell Procurement (Xiamen) Company Limited, Shenzhen Liaison Office	China
Dell Hong Kong Limited	Hong Kong
ACS (India) Limited	India
Dell India Private Ltd.	India
Dell International Services India Private Limited	India
Dell Global BV (Indonesia Representative Office)	Indonesia
PT Dell Indonesia	Indonesia
Dell Japan Inc.	Japan
EqualLogic Japan Company Limited	Japan
Dell Asia Pacific Sdn.	Malaysia
Dell Global Business Center Sdn. Bhd.	Malaysia
Dell Global Procurement Malaysia Sdn. Bhd.	Malaysia
Dell Sales Malaysia Sdn Bhd	Malaysia
Dell New Zealand Limited	New Zealand
Dell Asia Pacific Sdn. Phillippines Representative Office	Philippines
Dell Catalog Sales L.P. — Rep Office	Philippines
Dell Global BV (Philippines Representative Office)	Philippines
Dell International Services Philippines Inc.	Philippines
Dell Asia Holdings Pte. Ltd.	Singapore
Dell Asia Pte. Ltd.	Singapore
Dell Global B.V., Singapore Branch	Singapore

Asia-Pacific/Japan
Dell Global Pte. Ltd.	Singapore
Dell Singapore Pte. Ltd.	Singapore
Dell International Inc.	South Korea
Dell Asia B.V., Taiwan Branch	Taiwan
Dell B.V., Taiwan Branch	Taiwan
Dell Taiwan B.V., Taiwan Branch	Taiwan
Dell (Thailand) Co., Ltd.	Thailand
Dell Asia Pacific Sdn. — Vietnam Representative Office	Vietnam
Dell Global BV (Vietnam Representative Office)	Vietnam

Other U.S. Entities
Bracknell Boulevard (Block C) L.L.C.	Delaware
Bracknell Boulevard (Block D) L.L.C.	Delaware
DCC Executive Security Inc.	Delaware
Dell America Latina Corp.	Delaware
Dell Asset Revolving Trust	Delaware
Dell Asset Securitization GP L.L.C.	Delaware
Dell Asset Securitization Holding L.P.	Delaware
Dell Colombia Inc.	Delaware
Dell Computer de Chile Corp.	Delaware
Dell Computer Holdings Corp.	Delaware
Dell Computer India Corp.	Delaware
Dell Conduit Funding L.P.	Delaware
Dell Conduit GP L.L.C.	Delaware
Dell DFS Corporation	Delaware
Dell DFS Holdings L.L.C.	Delaware
Dell Eastern Europe Corporation	Delaware
Dell Equipment Funding L.P.	Delaware
Dell Equipment GP L.L.C	Delaware
Dell Federal Systems Corporation	Delaware
Dell Federal Systems GP L.L.C.	Delaware
Dell Federal Systems LP L.L.C.	Delaware
Dell Financial Services L.L.C.	Delaware
Dell Global Holdings GP L.L.C.	Delaware
Dell Global Holdings IV L.L.C.	Delaware
Dell Global Holdings L.L.C.	Delaware
Dell Global Holdings LP L.L.C.	Delaware
Dell International Holdings I L:.L.C.	Delaware
Dell International Holdings II L.L.C.	Delaware
Dell International Holdings III L.L.C.	Delaware
Dell International Incorporated	Delaware
Dell Marketing Corporation	Delaware
Dell Marketing GP L.L.C.	Delaware
Dell Marketing LP L.L.C.	Delaware
Dell Marketing USA GP L.L.C.	Delaware
Dell Marketing USA LP L.L.C.	Delaware
Dell Products Corporation	Delaware
Dell Products GP L.L.C.	Delaware
Dell Products LP L.L.C.	Delaware
Dell Protective Services Inc.	Delaware
Dell Receivables Corporation	Delaware

Other U.S. Entities
Dell Receivables GP L.L.C.	Delaware
Dell Receivables LP L.L.C.	Delaware
Dell Revolver Company L.P.	Delaware
Dell Revolver GP. L.L.C.	Delaware
Dell Services Corporation	Delaware
Dell Services GP L.L.C.	Delaware
Dell Services LP L.L.C.	Delaware
Dell USA Corporation	Delaware
Dell USA GP L.L.C.	Delaware
Dell USA LP L.L.C.	Delaware
Dell Ventures Corporation	Delaware
Dell World Trade Corporation	Delaware
Dell World Trade GP L.L.C.	Delaware
Dell World Trade LP L.L.C.	Delaware
DFS Equipment General Partner L.L.C.	Delaware
DFS Equipment Holding L.P.	Delaware
DFS Equipment Remarketing L.L.C.	Delaware
DFS Funding L.L.C.	Delaware
DFS-SPV L.L.C.	Delaware
Equalogic Inc.	Delaware
License Technologies Group, Inc.	Delaware
Plural Acquisition I, Inc.	Delaware
Alienware Corporation	Florida
Alienware Labs Corp.	Florida
Alienware Retail Corporation	Florida
ASAP Software Express Inc.	Illinois
Dell Funding L.L.C.	Nevada
Dell Revolver Funding L.L.C.	Nevada
CPS Channel Partner Solutions L.P.	Texas
Dell Computer Holdings L.P.	Texas
Dell Federal Systems L.P.	Texas
Dell Marketing L.P.	Texas
Dell Marketing USA L.P.	Texas
Dell Products L.P.	Texas
Dell Receivables L.P.	Texas
Dell Services L.P.	Texas
Dell USA L.P.	Texas
Dell Ventures L.P.	Texas
Dell World Trade L.P.	Texas

International Americas	Jurisdiction
Dell America Latina Corp., Argentina Branch	Argentina
Dell Export Sales Corporation	Barbados
Dell Computadores do Brasil Ltda.	Brazil
EqualLogic Canada	Canada
Dell Global Holdings L.P.	Cayman Islands
Dell Global Holdings Ltd.	Cayman Islands
Dell Global Holdings V L.P.	Cayman Islands
Dell Procurement International	Cayman Islands
Dell Computer de Chile Ltda.	Chile
Dell Colombia Inc., Colombia Branch	Colombia

International Americas	Jurisdiction
Alienware Latinoamerica, S.A	Costa Rica
Dell Technology Services Inc. S.R.L.	Costa Rica
Dell Ecuador Cia Ltda	Ecuador
Dell El Salvador S.A. DE C.V.	El Salvador
Dell Guatemala Ltda	Guatemala
Dell Honduras S de RL de CV	Honduras
Dell Jamaica Ltd.	Jamaica
Dell Computer Services de Mexico SA de CV	Mexico
Dell Mexico, S.A. de C.V.	Mexico
Dell Canada Inc.	Ontario, Canada
Dell Panama S. de R.L.	Panama
Dell Perú, SAC	Peru
Dell Puerto Rico Corp.	Puerto Rico
Dell Quebec Inc.	Quebec
Dell Trinidad and Tobago Limited	Trinidad and Tobago
Corporacion Dell de Venezuela SA	Venezuela